Navigator Duration Neutral Bond Fund

Class A	NDNAX
Class C	NDNCX
Class I	NDNIX

(a series of Northern Lights Fund Trust)

Supplement dated June 4, 2014
to the Prospectus dated January 28, 2014

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Effective as of the date of this supplement, the Prospectus is amended to reflect the changes stated below:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 11 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (1)	0.78%	0.78%	0.78%
Acquired Fund Fees and Expenses(1) (2)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses (1)	2.35%	3.10%	2.10%
Fee Waiver and/or Reimbursement (1) (3)	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (1)	1.97%	2.72%	1.72%

(1) Restate and estimated for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the financial statements.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until June 1, 2015, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)  will not exceed 1.90%, 2.65%, and 1.65% of average daily net assets attributable to Class A, Class C and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$567	$1,046	$1,550	$2,932
C	$275	$921	$1,592	$3,385
I	$175	$621	$1,094	$2,401

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated January 28, 2014.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.